EXHIBIT 10.1

LIMITED WAIVER AND SECOND AMENDMENT TO
THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

THIS LIMITED WAIVER AND SECOND AMENDMENT TO THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this “Amendment”) is entered into effective as of August 4, 2016 (the “Second Amendment Effective Date”), among SOUTHCROSS ENERGY PARTNERS, L.P., a Delaware limited partnership (the “Borrower”), WELLS FARGO BANK, N.A., a national banking association, as the Administrative Agent (the “Administrative Agent”), and the undersigned Lenders (as defined below) (the “Consenting Lenders”). Unless otherwise defined herein, all capitalized terms used herein that are defined in the Credit Agreement referred to below shall have the meanings given such terms in the Credit Agreement, as amended hereby.
WITNESSETH
WHEREAS, the Borrower, the Administrative Agent and the financial institutions party thereto as lenders (the “Lenders”) are parties to that certain Third Amended and Restated Revolving Credit Agreement dated as of August 4, 2014 (as amended by that certain First Amendment to Third Amended and Restated Revolving Credit Agreement effective as of May 7, 2015 and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, pursuant to the Credit Agreement, the Lenders have made Loans to the Borrower and provided certain other credit accommodations to the Borrower;
WHEREAS, the Borrower delivered an Equity Cure Notice to the Administrative Agent, dated May 10, 2016 (the “Subject Equity Cure Notice”), pursuant to which the Borrower notified the Administrative Agent of its intent to exercise the Equity Cure Right (the “Subject Equity Cure”) with respect to a Financial Covenant Default resulting from the Borrower’s failure to satisfy the requirements of Section 9.01(a) of the Credit Agreement for the fiscal quarter ended March 31, 2016;
WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that the Subject Equity Cure was not fully funded in the amount specified in the Subject Equity Cure Notice until July 26, 2016;
WHEREAS, the Borrower has requested that (i) the Administrative Agent and the Lenders waive the breach of the Credit Agreement arising from the delay in funding the Subject Equity Cure (the “Specified Default”) and (ii) amend certain terms and provisions of the Credit Agreement, in each case as more particularly described in this Amendment; and
WHEREAS, subject to the terms and conditions set forth herein, the Consenting Lenders have agreed to the Borrower’s requests as set forth in this Amendment.
NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, the Borrower, the Administrative Agent and the Consenting Lenders hereby agree as follows:
SECTION 1.Limited Waiver. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to and upon the terms and conditions set forth herein, the Administrative Agent and each of the Consenting Lenders hereby waive the Specified Default effective as of March 31, 2016, such date being the applicable Equity Cure Test Date with respect to the Subject Equity Cure. The limited waiver contained in this Section 1 is a one-time waiver applicable solely to the Specified Default occurring prior to the date hereof, but to no other Default and no Event of Default. Nothing contained in this Section 1 shall be deemed a consent to or waiver of, or a commitment or obligation on the part of the Administrative Agent or the Lenders to any future consent to or waiver of, any other action or inaction on the part of the Borrower or any other Loan Party that constitutes (or would constitute) a violation of or departure from any covenant, condition or other obligation of the Loan Parties under the Credit Agreement and the other Loan Documents. Neither the Lenders nor the Administrative Agent shall be obligated to grant any future waivers or consents with respect to any provision of the Credit Agreement or any other Loan Document. Any further waivers or consents must be specifically agreed to in writing in accordance with Section 12.02 of the Credit Agreement.

SECTION 2.Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to the satisfaction of each condition precedent set forth in Section 3 hereof, the Credit Agreement shall be amended effective as of the Second Amendment Effective Date as follows:

2.1.New Definitions. Section 1.02 of the Credit Agreement shall be amended by adding the following new definitions to such section in appropriate alphabetical order:

“Second Amendment Effective Date” means August 4, 2016.
2.2.Monthly Financial Statements. Section 8.01 of the Credit Agreement shall be amended by inserting the following new clauses (o) and (p) immediately after existing clause (n) of such section to read in full as follows:

“(o)    Monthly Financial Statements. (i) During the period commencing on the Second Amendment Effective Date and ending on the date on which financial statements and a compliance certificate are delivered under Section 8.01(a), (b) or (d), as applicable, demonstrating that the Borrower has satisfied the financial covenants set forth in Section 9.01 (calculated without giving effect to any Equity Cure Credit Amount or Equity Cure Amount) for any fiscal period ending on or after June 30, 2016, and (ii) during any future period for which the Borrower has not satisfied the financial covenants set forth in Section 9.01 (calculated without giving effect to any Equity Cure Credit Amount or Equity Cure Amount) as of the end of the most recently ended fiscal quarter for which financial statements and a compliance certificate for the fiscal period ending on the last day of such fiscal quarter were delivered under Sections 8.01(a), (b) or (d), as applicable, in each case, as soon as available but in any event within thirty-five (35) calendar days after the end of each calendar month, (A) solely with respect to the first two calendar months of each fiscal quarter, its unaudited consolidated balance sheet and related statements of income or operations and cash flows reflecting results of operations as of the end of and for such calendar month and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods (or in the case of the balance sheet, as of the end) of the previous fiscal year, (B) reports setting forth the processing volumes during such calendar month and the then elapsed portion of the fiscal year, and (C) reports setting forth in reasonable detail intercompany transactions between any Loan

Party and any of its Affiliates, including accounts receivable and payable as of such calendar month, all in form and substance satisfactory to the Administrative Agent and certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and the results of operations of the Borrower and its Consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal quarter-end or year-end adjustments, as the case may be, and the absence of footnotes. It is understood that the materials provided to the Administrative Agent and the Lenders pursuant to this clause (o), in accordance with the last sentence of this Section 8.01, will not be identified by the Borrower as “Public” information and may be treated by the Administrative Agent as being suitable only for posting on a portion of the Platform not designated “Public Side Information”.
(p)    Southcross Holdings Borrower LP Financial Statements. (i) During the period commencing on the Second Amendment Effective Date and ending on the date on which financial statements and a compliance certificate are delivered under Section 8.01(a), (b) or (d), as applicable, demonstrating that the Borrower has satisfied the financial covenants set forth in Section 9.01 (calculated without giving effect to any Equity Cure Credit Amount or Equity Cure Amount) for any fiscal period ending on or after June 30, 2016, and (ii) during any future period for which the Borrower has not satisfied the financial covenants set forth in Section 9.01 (calculated without giving effect to any Equity Cure Credit Amount or Equity Cure Amount) as of the end of the most recently ended fiscal quarter for which financial statements and a compliance certificate for the fiscal period ending on the last day of such fiscal quarter were delivered under Sections 8.01(a), (b) or (d), as applicable, in each case, as soon as available but in any event concurrently with such time and in the same form as such materials are provided to the lenders under the then applicable senior revolving credit facility of Southcross Holdings Borrower LP, copies of quarterly (for the first three fiscal quarters of each fiscal year) and annual financial statements of Southcross Holdings Borrower LP and its consolidated subsidiaries, including a consolidated balance sheet and related statements of income or operations, stockholders’ equity and cash flows as of the end of and for such fiscal quarter or fiscal year, as applicable, and the then elapsed portion of the fiscal year (in the case of the quarterly financial statements). It is understood that the materials provided to the Administrative Agent and the Lenders pursuant to this clause (p), in accordance with the last sentence of this Section 8.01, will not be identified by the Borrower as “Public” information and may be treated by the Administrative Agent as being suitable only for posting on a portion of the Platform not designated “Public Side Information”.
SECTION 3.Conditions Precedent. The effectiveness of this Amendment is subject to satisfaction of each of the following conditions precedent:

3.1.Closing Deliveries. Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower and Lenders constituting the Required Lenders and consent and agreement counterparts hereof duly executed by the other Loan Parties.

3.2.Fees and Expenses. The Borrower shall have paid to the Administrative Agent all fees and reimbursements due and owing to the Administrative Agent or the Lenders in connection with this Amendment including, without limitation, all reasonable fees and expenses incurred by the Administrative Agent (including, without limitation, fees and expenses of counsel to the Administrative Agent) in the preparation, execution, review and negotiation of this Amendment and any other related documents for which the Borrower shall have been invoiced by the Administrative Agent at least one Business Day before the Second Amendment Effective Date.

3.3.Absence of Defaults. No Default shall have occurred that is continuing immediately after giving effect to this Amendment.

3.4.Representations and Warranties. Each representation and warranty contained in Section 4 hereof shall be true and correct in all material respects or to the extent that any such representations and warranties are qualified by materiality, such representations and warranties shall be true and correct in all respects.

SECTION 4.Representations and Warranties. In order to induce the Administrative Agent and the undersigned Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and each Lender that:

4.1.Accuracy of Representations and Warranties. Each representation and warranty of each Loan Party contained in the Loan Documents is true and correct in all material respects as of the date hereof (except (a) to the extent that any such representation and warranty is expressly limited to an earlier date, in which case, on the date hereof, such representation and warranty shall continue to be true and correct in all material respects as of such specified earlier date and (b) to the extent that any such representations and warranties are qualified by materiality, such representations and warranties shall continue to be true and correct in all respects).

4.2.Due Authorization, No Conflicts. The execution, delivery and performance by the Borrower of this Amendment are within the Borrower’s limited partnership powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official (other than filings with the SEC required under applicable law) and do not violate or constitute a default under any provision of applicable law or any material agreement binding upon the Borrower or any of its Subsidiaries, or result in the creation or imposition of any Lien upon any of the assets of the Borrower or any of its Subsidiaries.

4.3.Validity and Binding Effect. This Amendment constitutes the valid and binding obligations of the Borrower enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor’s rights generally, and subject to general principles of equity, regardless of whether considered in a proceeding in equity or law.

4.4.Absence of Defaults. No Default has occurred that is continuing immediately after giving effect to this Amendment.

4.5.No Defense. The Borrower has no defenses to (a) payment, counterclaims or rights of set-off with respect to the Secured Obligations on the date hereof or (b) the validity, enforceability or binding effect against the Borrower of the Credit Agreement or any of the other Loan Documents or any Liens intended to be created thereby.

4.6.Equity Cure. As of the Second Amendment Effective Date, the Borrower has completed the Subject Equity Cure by receiving an Equity Cure Contribution in an amount equal to the Equity Cure Amount referenced in the Subject Equity Cure Notice. For each Rolling Period ending after March 31, 2016 that includes the fiscal quarter ending on such date, (a) the Borrower shall be deemed to have received the Equity Cure Amount during the fiscal quarter ending on March 31, 2016 and (b) the Borrower may add such Equity Cure Amount in calculating its Consolidated EBITDA for each applicable Rolling Period.

SECTION 5.Miscellaneous.

5.1.Reservation of Rights. Except with respect to the Specified Default as herein provided, no failure or delay on the part of Administrative Agent or any Lender to exercise any right or remedy under the Credit Agreement, any other Loan Document or applicable law shall operate as a consent to or waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise of any right or remedy, all of which are cumulative and are expressly reserved.

5.2.Post-Closing Covenant. On or prior to the date that is 60 days after the date hereof (or such later date as is satisfactory to the Administrative Agent in its sole discretion), the Borrower shall have delivered to the Administrative Agent a listing of all real property interests acquired by each Loan Party since August 4, 2014 and the estimated value of such real property interests and related improvements, together with such additional information regarding such real property interests as is reasonably requested by the Administrative Agent. Notwithstanding anything to the contrary in the Credit Agreement, the breach of this Section 5.2 shall result in an immediate Event of Default.

5.3.Reaffirmation of Loan Documents; Extension of Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby ratified and confirmed. Each Loan Party hereby extends the Liens securing the Secured Obligations until the Secured Obligations have been paid in full, and agrees that the amendments and modifications herein contained shall in no manner affect or impair the Secured Obligations or the Liens securing payment and performance thereof.

5.4.Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

5.5.Counterparts. This Amendment may be executed in counterparts, all of which taken together shall constitute one and the same instrument. Delivery of a counterpart by facsimile or other electronic transmission (e.g., .pdf) shall be effective as delivery of a manually executed original counterpart.

5.6.COMPLETE AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

5.7.Release. The Borrower and each other Loan Party on their own behalf and on behalf of their predecessors, successors, heirs, legal representatives and assigns (collectively, the “Releasing Parties”), hereby acknowledge and stipulate that as of the Second Amendment Effective Date, none of the Releasing Parties has any known claims or known causes of action of any kind whatsoever against Administrative Agent, any other Secured Party or any of their officers, directors, employees, agents, attorneys, affiliates or representatives, or against any of their respective predecessors, successors, or assigns (each of the foregoing, collectively, the “Released Parties”). Each of the Releasing Parties hereby forever releases, remises, discharges and holds harmless the Released Parties, from any and all known claims, causes of action, demands, and liabilities of any kind whatsoever, whether direct or indirect, fixed or contingent, liquidated or nonliquidated, disputed or undisputed, which any of the Releasing Parties has or may acquire in the future relating in any way to any event, circumstance, action, or failure to act from the beginning of time through the date of this Amendment.

5.8.Covenant Not to Sue. The Borrower and each other Loan Party, on their own behalf and on behalf of the Releasing Parties, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Released Party that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Released Party on the basis of any claim released, remised and discharged by Borrower or such other Loan Party pursuant to Section 5.7 hereof. If the Borrower or any other Loan Party or any of their successors, assigns or other legal representatives violates the foregoing covenant, such Person, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Released Party may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Released Party as a result of such violation.

5.9.No Implied Waivers. No failure or delay on the part of the Administrative Agent or the Lenders in exercising, and no course of dealing with respect to, any right, power or privilege under this Amendment, the Credit Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Amendment, the Credit Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege, all of which are cumulative and are expressly reserved. Except for the waiver and amendments set forth in Sections 1 and 2 hereof, nothing contained in this Amendment shall be deemed a consent to or waiver of, or a commitment or obligation on the part of the Administrative Agent or the Lenders to any future consent to or waiver of, any other action or inaction on the part of the Borrower or any other Loan Party that constitutes (or would constitute) a violation of or departure from any covenant, condition or other obligation of the Loan Parties under the Credit Agreement and the other Loan Documents. Any such waivers or consents must be specifically agreed to in writing in accordance with Section 12.02 of the Credit Agreement.

5.10.Arms-Length/Good Faith; Review and Construction of Documents. This Amendment has been negotiated at arms-length and in good faith by the parties hereto. The Borrower (a) has had the opportunity to consult with legal counsel of its own choice and has been afforded an opportunity to review this Amendment with its legal counsel, (b) has reviewed this Amendment and fully understands the effects thereof and all terms and provisions contained in this Amendment, and (c) has executed this Amendment of its own free will and volition. Furthermore, the Borrower acknowledges that (i) this Amendment shall be construed as if jointly drafted by the Borrower and the Lenders, and (ii) the recitals contained in this Amendment shall be construed to be part of the operative terms and provisions of this Amendment.

5.11.Interpretation. Wherever the context hereof shall so require, the singular shall include the plural, the masculine gender shall include the feminine gender and the neuter and vice versa. The headings, captions and arrangements used in this Amendment are for convenience only, shall not affect the interpretation of this Amendment, and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

5.12.Severability. In case any one or more of the provisions contained in this Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

5.13.Loan Documents. The Borrower acknowledges and agrees that this Amendment is a Loan Document.

5.14.Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers on the date and year first above written.

BORROWER:		SOUTHCROSS ENERGY PARTNERS, L.P.

	By:	Southcross Energy Partner GP, LLC, its general partner

	By:	/s/ Bret M. Allan
	Name:	Bret M. Allan
	Title:	Senior Vice President and Chief Financial Officer

Signature Page

Second Amendment to Third Amended and Restated Revolving Credit Agreement
Southcross Energy Partners, L.P.

Each of the undersigned (i) consents and agrees to this Amendment, and (ii) agrees that the Loan Documents to which it is a party (including, without limitation, the Third Amended and Restated Revolver Guaranty and Collateral Agreement dated as of August 4, 2014, as applicable) shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the undersigned, enforceable against it in accordance with its terms.

CONSENTED, ACKNOWLEDGED AND AGREED TO BY:

SOUTHCROSS ENERGY OPERATING, LLC
SOUTHCROSS ENERGY LP LLC
SOUTHCROSS ENERGY GP LLC
SOUTHCROSS DELTA PIPELINE LLC
SOUTHCROSS PROCESSING LLC
SOUTHCROSS ALABAMA PIPELINE LLC
SOUTHCROSS NUECES PIPELINES LLC
SOUTHCROSS ENERGY FINANCE CORP.
FL RICH GAS SERVICES GP, LLC

By: /s/ Bret M. Allan
Name: Bret M. Allan
Title: Senior Vice President and Chief
Financial Officer

Signature Page

Second Amendment to Third Amended and Restated Revolving Credit Agreement
Southcross Energy Partners, L.P.

SOUTHCROSS CCNG GATHERING LTD.
SOUTHCROSS CCNG TRANSMISSION LTD.
SOUTHCROSS GULF COAST
TRANSMISSION LTD.
SOUTHCROSS MISSISSIPPI PIPELINE, L.P.
SOUTHCROSS MISSISSIPPI GATHERING,
L.P.
SOUTHCROSS MIDSTREAM SERVICES, L.P.
SOUTHCROSS MARKETING COMPANY
LTD.
SOUTHCROSS NGL PIPELINE LTD.
SOUTHCROSS GATHERING LTD.
SOUTHCROSS MISSISSIPPI INDUSTRIAL
GAS SALES, L.P.

By:	Southcross Energy GP LLC, as general partner

By:	/s/ Bret M. Allan
Name: Bret M. Allan
Title: Senior Vice President and Chief
Financial Officer

FL RICH GAS SERVICES, LP

By:	FL Rich Gas Services GP, LLC, its general partner

By:	/s/ Bret M. Allan
Name: Bret M. Allan
Title: Senior Vice President and Chief
Financial Officer

Signature Page

Second Amendment to Third Amended and Restated Revolving Credit Agreement
Southcross Energy Partners, L.P.

FL RICH GAS UTILITY GP, LLC

By:	/s/ Bret M. Allan
Name: Bret M. Allan
Title: Senior Vice President and Chief
Financial Officer

FL RICH GAS UTILITY LP
TEXSTAR TRANSMISSION, LP

By:	FL Rich Gas Utility GP, LLC, its general partner

By:	/s/ Bret M. Allan
Name: Bret M. Allan
Title: Senior Vice President and Chief
Financial Officer

Signature Page

Second Amendment to Third Amended and Restated Revolving Credit Agreement
Southcross Energy Partners, L.P.

ADMINISTRATIVE AGENT, ISSUING BANK AND LENDER:	WELLS FARGO BANK, N.A., as the Administrative Agent, Issuing Bank and a Lender

By:	/s/ Trent J. Brendon
Name:	Trent J. Brendon
Title:	Senior Vice President

Signature Page

Second Amendment to Third Amended and Restated Revolving Credit Agreement
Southcross Energy Partners, L.P.

LENDER:	Barclays Bank PLC, as a Lender

	By:	/s/ Sean Duggan
	Name:	Sean Duggan
	Title:	Assistant Vice President

Signature Page

Second Amendment to Third Amended and Restated Revolving Credit Agreement
Southcross Energy Partners, L.P.

LENDER:	USG AG, STAMFORD BRANCH, as a Lender

	By:	/s/ Denise Bushee
	Name:	Denise Bushee
	Title:	Assistant Director

	By:	/s/ Darlene Arias
	Name:	Darlene Arias
	Title:	Director

Signature Page

Second Amendment to Third Amended and Restated Revolving Credit Agreement
Southcross Energy Partners, L.P.

LENDER:	JPMorgan Chase Bank, N.A., as a Lender

	By:	/s/ Stephanie Balette
	Name:	Stephanie Balette
	Title:	Authorized Officer

Signature Page

Second Amendment to Third Amended and Restated Revolving Credit Agreement
Southcross Energy Partners, L.P.

LENDER:	ABN AMRO CAPITAL USA LLC, as a Lender

	By:	/s/ Darrell Holley
	Name:	Darrell Holley
	Title:	Managing Director

	By:	/s/ Kaylan Hopson
	Name:	Kaylan Hopson
	Title:	Vice President

Signature Page

Second Amendment to Third Amended and Restated Revolving Credit Agreement
Southcross Energy Partners, L.P.

LENDER:	BANK OF AMERICA, N.A., as a Lender

	By:	/s/ C. Mark Hedrick
	Name:	C. Mark Hedrick
	Title:	Managing Director

Signature Page

Second Amendment to Third Amended and Restated Revolving Credit Agreement
Southcross Energy Partners, L.P.

LENDER:	Cadence Bank, N.A., as a Lender

	By:	/s/ David Anderson
	Name:	David Anderson
	Title:	Senior Vice President

Signature Page

Second Amendment to Third Amended and Restated Revolving Credit Agreement
Southcross Energy Partners, L.P.

LENDER:	Royal Bank of Canada, as a Lender

	By:	/s/ Leslie P. Vowell
	Name:	Leslie P. Vowell
	Title:	Attorney-in-Fact

Signature Page

Second Amendment to Third Amended and Restated Revolving Credit Agreement
Southcross Energy Partners, L.P.

LENDER:	Regions Bank, as a Lender

	By:	/s/ Arthur E. Cutler
	Name:	Arthur E. Cutler
	Title:	Vice President

Signature Page

Second Amendment to Third Amended and Restated Revolving Credit Agreement
Southcross Energy Partners, L.P.

LENDER:	MidFirst Bank, as a Lender

	By:	/s/ W. Thomas Portman
	Name:	W. Thomas Portman
	Title:	Vice President

Signature Page

Second Amendment to Third Amended and Restated Revolving Credit Agreement
Southcross Energy Partners, L.P.

LENDER:	Raymond James Bank, N.A., as a Lender

	By:	/s/ H. Fred Coble, Jr.
	Name:	H. Fred Coble, Jr.
	Title:	Senior Vice President

Signature Page

Second Amendment to Third Amended and Restated Revolving Credit Agreement
Southcross Energy Partners, L.P.